UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934

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CHURCHILL CAPITAL CORP VII

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January 2024 Analyst Day Presentation

2 This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination (together with the related transactions, the “proposed transaction”) between CorpAcq Holdings Limited (“CorpAcq”) and Churchill Capital Corp VII (“Churchill”). The information contained herein does not purport to be all inclusive and no representations or warranties, express or implied, are given in, or in respect of, this presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of CorpAcq and Churchill and their respective affiliates. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Churchill, CorpAcq, or any of their respective affiliates. You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in CorpAcq or Churchill or their respective affiliates. To the fullest extent permitted by law, in no circumstances will CorpAcq, Churchill or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of CorpAcq, Churchill or the proposed transaction. Please refer to the definitive merger agreement and other related transaction documents, when available, for the full terms of the proposed transaction. The general explanations included in this presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill and CorpAcq have based these forward looking statements on each of its current expectations and projections about future events. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics and the anticipated timing for proposed transaction to close. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of CorpAcq’s and Churchill’s respective management teams and are not predictions of actual timing and/or performance. Nothing in this presentation should be regarded as a representation by any person that the forward looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. These forward looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill and CorpAcq. These forward looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill and CorpAcq that may cause each of its actual results, levels of activity, performance, timing or achievements to be materially different from any actual future results, levels of activity, performance, timing or achievements expressed or implied by such forward looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates; CorpAcq's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to CorpAcq's business, projected results of operations, financial performance or other financial metrics; expectations as to future growth in demand for CorpAcq's products and services; CorpAcq's reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations, actions (including any potential U.S. or U.K. government shutdowns) and inquiries that CorpAcq may face; assumptions or analyses used for CorpAcq's forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CorpAcq Group Plc, (the combined company after the proposed transaction “CorpAcq Group”), or the expected benefits of the proposed transaction or that the approval of the stockholders of Churchill is not obtained; the risk that stockholders of Churchill could elect to have their shares redeemed by Churchill, thus leaving CorpAcq insufficient cash to complete the proposed transaction or grow its business; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to CorpAcq; the effects of competition; changes in applicable laws or regulations; the ability of CorpAcq to manage expenses and recruit and retain key employees; the ability of Churchill or CorpAcq Group Plc to issue equity or equity linked securities in connection with the proposed transaction or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and between Israel and Hamas; the impact of a current or future pandemic or any future pandemic on CorpAcq, Churchill, or the CorpAcq Group Plc’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed under the heading “Risk Factors” in the registration statement on Form F-4 (the “Registration Statement”) filed by CorpAcq Group Plc on November 17th, 2023 (and Amendment No. 1 to the Registration Statement filed by CorpAcq Group Plc with the SEC on December 26, 2023), as may be further amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill or CorpAcq Group Plc. If any of these risks materialize or CorpAcq’s or Churchill’s assumptions prove incorrect, actual results could differ materially from the timing and/or performance implied by these forward looking statements. There may be additional risks that neither CorpAcq nor Churchill presently know or that CorpAcq and Churchill currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward looking statements. In addition, forward looking statements reflect CorpAcq’s and Churchill’s expectations, plans or forecasts of future events and views as of the date of this presentation. About This Presentation

3 CorpAcq and Churchill anticipate that subsequent events and developments will cause CorpAcq’s and Churchill’s assessments to change. However, while CorpAcq and Churchill may elect to update these forward looking statements at some point in the future, CorpAcq and Churchill specifically disclaim any obligation to do so. These forward looking statements should not be relied upon as representing CorpAcq and Churchill’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward looking statements. An investment in CorpAcq or Churchill is not an investment in any of CorpAcq’s or Churchill’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of CorpAcq or Churchill, which may differ materially from the performance of past investments, companies or affiliated funds. Financial Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of CorpAcq for the periods presented. CorpAcq’s historical financial information prior to 2021 was prepared in accordance with the generally accepted accounting practice in the UK (“UK GAAP”). Such information has not been audited in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards. Neither Churchill nor CorpAcq can assure you that, had the financial statements been compliant with Regulation S-X under the United States Securities Act of 1933, as amended (the “Securities Act”), and the regulations of the SEC promulgated thereunder or audited in accordance with PCAOB standards, there would not be differences and such differences could be material. CorpAcq’s financial statements included in the registration statement have been prepared in accordance with IFRS. Furthermore, all financial information of CorpAcq included in this presentation subsequent to June 30, 2023 is preliminary and unaudited. CorpAcq's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results included in this presentation. Accordingly there may be material differences between the presentation of the financial information included in the presentation and in the registration statement. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with UK GAAP or IFRS including, but not limited to, Adjusted EBITDA, Free Cash Flow, EBITDA Margin, ROIC and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with UK GAAP, or IFRS or any other GAAP and may exclude items that are significant in understanding and assessing CorpAcq’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under UK GAAP, IFRS, or any other GAAP. You should be aware that CorpAcq’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. CorpAcq believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to CorpAcq’s financial condition and results of operations. CorpAcq believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing CorpAcq’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, CorpAcq is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Please see the appendix to this presentation for a reconciliation of non-GAAP financial measures used in this presentation to their most directly comparable GAAP metric. Industry and Market Data; Trademarks This presentation also contains certain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on other third-party or internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. None of CorpAcq, Churchill or any placement agent has independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, none of CorpAcq, Churchill or any placement agent makes any representation as to the accuracy or completeness of that information nor does CorpAcq, Churchill or any placement agent undertake to update such information after the date of this presentation. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of CorpAcq or the proposed transaction. You should make your own evaluation of CorpAcq and of the relevance and adequacy of the information and should make such other investigations as you deem necessary. The information contained in the third party citations referenced in this presentation is not incorporated by reference into this presentation. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but CorpAcq and Churchill will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information about the Proposed Transaction and Where to Find It This presentation does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. The Registration Statement filed by CorpAcq Group Plc, initially filed on November 17, 2023 (including amendments thereto), includes a proxy statement/prospectus to be distributed to Churchill’s stockholders and warrantholders in connection with Churchill’s solicitation for proxies for the vote by Churchill's stockholders and warrantholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of securities to be issued by CorpAcq Group Plc to Churchill’s stockholders and warrantholders in connection with the completion of the proposed transaction. On January 19, 2024, Churchill filed a definitive proxy statement with the SEC (the “Extension Proxy Statement”) in connection with Churchill's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, an extension of the date by which Churchill must consummate the proposed transaction (or any other initial business combination) from February 17, 2024 to August 17, 2024 (or such earlier date as determined by the board of directors of Churchill) (such meeting, the “Extension Special Meeting”). About This Presentation

4 Before making any voting or other investment decisions, Churchill’s stockholders and warrantholders and other interested persons are advised to read (i) the Registration Statement and any amendments thereto, (ii) once available, the definitive proxy statement/prospectus, in connection with Churchill’s solicitation of proxies for its special meeting of stockholders and its special meeting of warrantholders to be held to approve, among other things, the proposed transaction, (iii) other documents filed with the SEC by Churchill or CorpAcq Group Plc in connection with the proposed transaction, and (iv) the Extension Proxy Statement and any amendments thereto, as these documents will contain important information about CorpAcq, CorpAcq Group Plc, Churchill and the proposed transaction. After the Registration Statement has been declared effective, Churchill will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders and warrantholders as of the record date established for voting on the proposed transaction. Churchill is in the process of mailing the Extension Proxy Statement and other relevant documents to its stockholders as of the record date established for voting at the Extension Special Meeting. Stockholders and warrantholders may also obtain a copy of the Registration Statement (and definitive proxy statement/prospectus, once available), the Extension Proxy Statement, as well as other documents filed by Churchill with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Participants in the Solicitation CorpAcq, CorpAcq Group Plc, Churchill, Churchill Sponsor VII LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Churchill’s stockholders and warrantholders with respect to the proposed transaction. A list of the names of Churchill’s directors and executive officers and a description of their interests in Churchill is set forth in certain filings with the SEC, including (but not limited to) the following: (1) Amendment No. 1 (and specifically, the following sections: “Risk Factors–Risks Related to Churchill and the Business Combination”; “Information Related to Churchill–Management, Directors and Executive Officers”; “The Business Combination–Interests of Certain Persons in the Business Combination; Interests of the Churchill Initial Stockholders and Churchill’s Directors and Officers”; “Beneficial Ownership of Churchill Securities”; and “Certain Relationships and Related Person Transactions–Churchill Relationships and Related Person Transactions”); (2) the Form 10-K filed by Churchill with the SEC on March 17, 2023 (and specifically, the following sections: “Item 1A. Risk Factors”; “Item 10. Directors, Executive Officers and Corporate Governance”; “Item 11. Executive Compensation”; “Item 12. Beneficial ownership”; “Item 13. Related party transactions”; and “Item 15. Exhibits, Financial Statement Schedules– Note 5. Related Party Transactions”); (3) the Form 10-Qs filed by Churchill with the SEC on May 10, 2023, August 9, 2023 and November 9, 2023 (and specifically, the disclosure under “Item 1. Financial Statements–Note 5. Related Party Transactions” in each such Form 10-Qs, respectively); (4) the Form 8-K filed by Churchill with the SEC on August 7, 2023 (and specifically, the disclosure under “Item 1.01 Entry Into a Material Definitive Agreement–Amended and Restated Sponsor Agreement”); (5) the Form 8-K filed by Churchill with the SEC on December 26, 2023 (and specifically, the disclosure under “Item 1.01 Entry Into a Material Definitive Agreement–Consent and Merger Agreement Amendment”); (6) the SCHEDULE 14A filed by Churchill with the SEC on January 19, 2024 (and specifically, the following sections: “The Business Combination–Interests of Certain Persons in the Business Combination” and “Beneficial Ownership of Churchill Securities”;), and (7) other documents that may be filed with the SEC from time to time in connection with the proposed transaction, each of which will be available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019. Additional information regarding the participants in the proxy solicitation and a description of their respective direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the offer of securities to be issued by CorpAcq Group Plc to Churchill’s stockholders and warrantholders in connection with the completion of the proposed transaction once such information becomes available. Churchill’s stockholders, potential investors and other interested persons should read each of the filings listed above and the definitive proxy statement/prospectus relating to the offer of securities to be issued by CorpAcq Group Plc to Churchill’s stockholders and warrantholders in connection with the completion of the proposed transaction, once such documents are available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Risk Factors For a non-exhaustive description of certain risks relating to CorpAcq and CorpAcq Group Plc, including its business and operations, and the proposed transaction, we refer you to “Risk Factors” at the end of this presentation. Please also see the section titled “Risk Factors” in the Registration Statement for more information. Use of Projections This presentation contains certain financial forecast information of CorpAcq, including, but not limited to, estimated results for fiscal year 2023, including Adjusted EBITDA, revenue and gross margin, and the Company's long-term business model. Such financial forecast information constitutes forward-looking information, and is for informational purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements“ above and “Selected Risk Factors” at the end of this presentation and in the section titled “Risk Factors” in the Registration Statement. Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. None of CorpAcq's or Churchill's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. In addition, the analyses of CorpAcq and Churchill contained herein are not, and do not purport to be, appraisals of the securities, assets or business of CorpAcq or Churchill. About This Presentation

5 Simon Orange David Martin Michael Klein CorpAcq Churchill • Established CorpAcq in 2006 • Also a Founder, Investor, and Director of BOL Foods, a company supplying food products to major retailers • Joined CorpAcq as the Finance Director in 2007 and was appointed as Chief Executive Officer in 2011 • Prior to joining CorpAcq, held a number of key positions within Nestle UK, Frank Roberts & Sons, Volex, and GEC • Founder and CEO of Churchill I – VII which have completed four business combinations to date • Founder and managing partner of M. Klein and Company; previously CEO of Citi’s institutional businesses and has also served as private advisor to the UK government • Joined CorpAcq in 2019 as Head of Acquisitions • Previously at Goldman Sachs and Glencore, most recently as Glencore’s Head of Sugar Trading Stuart Kissen Founder & Chairman Chief Executive Officer Head of Acquisitions Chairman & CEO Source: CorpAcq and Churchill Capital Corp VII Management. Today’s Presenters

6 Approx. Timing Section Session Page Presenter 12:30 – 12:50 1 Introduction 7 Simon Orange Michael Klein 12:50 – 1:10 2 CorpAcq Overview 12 Simon Orange David Martin 1:10 – 1:30 3 Acquisition Strategy 25 Stuart Kissen 1:30 - 1:50 4 Select Case Studies 34 Simon Orange David Martin Stuart Kissen 1:50 – 2:10 5 Financials 40 David Martin Stuart Kissen 2:10 – 2:30 6 Transaction Details 53 Simon Orange Michael Klein 2:30 – 3:00 7 Q&A Agenda

7 011Introduction

8 CorpAcq: A Diversified Compounder Delivering Strong, Profitable Growth 1 Founder-led, scaled compounder targeting profitable UK SMEs(1) Diversified and growing portfolio of 42 established businesses(2) Cash generative with ~£126mm of Adj. EBITDA(3) in 2023E Coveted “Preferred buyer” status with targets Attractive acquisition structures designed to limit risk Source: CorpAcq and Churchill Capital Corp VII Management. Note: (1) Small-to-medium sized enterprises (“SME”) defined by CorpAcq as business with 10-249 employees. (2) As of 12/31/2023. (3) Adj. EBITDA definition and reconciliation provided in appendix.

9 Aligned interests and complementary skills to CorpAcq Strong and experienced leadership team Extensive connections globally Infrastructure and sourcing platform to accelerate growth and enhance value Strong shareholder alignment Churchill Capital: A Leader in Listed Equity Growth Vehicles 2 Source: CorpAcq and Churchill Capital Corp VII Management.

10 Combined: A Compelling Opportunity to Own a Differentiated Growth Story 3 Optimized capital structure through leverage reduction and additional cash to balance sheet Significant firepower to facilitate increased capital deployment and acquisition pace Potential opportunity to pay a regular dividend from close at an initial intended yield of up to approximately 4% at current valuation(1) Potential to increase free cash flow and dividend through M&A and organic growth Possibility to partially fund future acquisitions with post-combination ordinary shares as consideration Source: CorpAcq and Churchill Capital Corp VII Management. (1) Assumes no additional redemptions.

11 Historical Roadmap for Achieving Compounding Free Cash Flow & Dividend Growth Organic EBITDA Growth Long-Term EBITDA Growth Attractive M&A Platform Strong Free Cash Flow(1) Growth & Dividend(2) Potential Combining its diversified portfolio of stable companies and a low-risk, high cash return acquisition strategy has provided the base for dividend capacity(2) growth CorpAcq’s Compounding Platform Strategy Has Delivered FCF Growth and Dividend Capacity Source: CorpAcq Management. Note (1) Free Cash Flow is defined as Cash Flow from Operations minus net CapEx. See reconciliation in appendix for definition of net CapEx. (2) Dividend capacity is defined as Free Cash Flow.

12 2 CorpAcq Overview 02

13 Current Key Company Statistics(1) 42 Total Subsidiaries 46 Companies Acquired 3 Sold at Strong Returns(2) 4 Management Changes ~£669mm LTM Revenue The CorpAcq Platform Today >30 Years Average Age of Subsidiaries Source: CorpAcq Management. Note: Financials based on IFRS audits. LTM financials as of 6/30/2023. (1) Company statistics are as of 12/31/2023 (aside from LTM Revenue). (2) CorpAcq sold 3 businesses (Regency, Vista, M&S) for more than 10x total cash invested.

14 History of Portfolio Build-Up 2007-12 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 5 1 1 4 6 2 8 5 - 2 3 5 Paused acquisitions during Covid to focus and invest in portfolio companies Services Solutions The CorpAcq Acquisition Engine Source: CorpAcq Management. Average historical acquisition multiple of ~4x EBITDA

15 CorpAcq Engine For Value Creation The CorpAcq Growth Model Stable, Cash-Generative Companies h Consistent and Accretive Acquisition Engine h Source: CorpAcq Management.

16 Help drive organic growth Retention of founders and management teams Stable and profitable companies with proven track records “Preferred buyer” status in the market Low-Risk Strategy to Drive Value Creation Value creation ability refined since 2006, turning CorpAcq into a well-oiled acquisition and operations machine Professionalize companies >30 years(1) average age of companies Aligned interests with sellers to help de-risk acquisitions ~7%(3,4) Organic subsidiary-level Adj. EBITDA growth >20%(2) Annual cash return on cash investment Deploy back office support and best practices Source: CorpAcq Management. Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (1) As of 12/31/2023. (2) Represents cash return on cash investment for acquisitions are defined as operating income minus tax, interest, and debt service divided by CorpAcq’s cash investment. Return metrics for target acquisition are based on seven of CorpAcq’s recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results. (3) Organic growth is calculated as the aggregate growth of subsidiary-level Adj. EBITDA of subsidiaries that have been in the portfolio for the entirety of the compared periods. Subsidiary-level Adj. EBITDA is measured as net profit before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. Management fees are fixed amounts charged by CorpAcq Limited to its subsidiaries for general corporate services. (4) Growth is measured from 2018-2022.

17 Select End Markets Served 42(2) Portfolio companies and management teams Diversification helps mitigate overall portfolio risk as no end market contributed more than 17% of total LTM revenue(1) Business & Management Diversity Residential Infrastructure Non-Residential Manufacturing Retail & E-Commerce Industrials Oil & Gas Services Repair & Remodel Transport Consumer Goods Diversified Portfolio of Strong UK SMEs Source: CorpAcq Management. (1) Revenue based on IFRS audits and measured on a LTM basis as of 6/30/2023. (2) As of 12/31/2023.

18 Subsidiary Founded Acquired Description 1987 2018 • E-Commerce clothing and footwear retailer • Specializes in casual wear and rugby apparel 2000 2016 • Group of sub-contracting manufacturers • Specializes in machining, sheet metal, and electroplating 2005 2019 • Provider of construction equipment hire and support • Engineering team dedicated to safety and reliability 2011 2019 • Provider of industrial cleaning services • Recycling and disposal of both non-hazardous and hazardous waste 1998 2010 • Hire and sales of new and used lifting & handling equipment • Offers training programs for forklift operation and safety 1994 2018 • Contractors for civil engineering and surfacing works • Provides construction of industrial buildings and warehouses 1992 2019 • Wholesale bulk & specialist aggregate supplier • Supplier of decorative aggregates, sand, gravel, slate, and other stone products 2000 2022 • Manufacturing of glass products for windows and roofs • Supplier for the trade, commercial, and new build sectors 1973 2013 • Hire and sales of construction equipment • Products include welding equipment, power generation, and lifting 1955 2016 • Designs, manufactures and validates complex molds • Serves the high-grade disposable, personal care, and medical sectors Illustrative Sample of Portfolio Companies Source: CorpAcq Management. Note: Financial information based on IFRS audits. (1) Adj. EBITDA definition and reconciliation provided in appendix. Sample represents ~60% of total FY2022 Adj. EBTDA(1)

19 Simon Orange Chairman David Martin CEO Nick Cattell CFO Steve Scott COO Stuart Kissen Acquisitions Finance Operations Deal generation / acquisition team Administration Property and Leasing Health and Safety Purchasing Investor Directors Portfolio Companies Allows founders and management teams to focus on and grow their business CorpAcq Employs a Decentralized Operating Approach CorpAcq Organizational Overview Source: CorpAcq Management.

20 • Group consolidation • Reports to Board of Directors • Capital allocation policy M&A Process Onboarding Monthly Reporting Pack Budgeting P&L KPIs Board Update Onboarding and Post-Acquisition Support How CorpAcq Helps in Professionalizing Businesses and Ensures Proper Governance Appointment of Investor Director 1 Transparent and continuous dialogue 2 Comprehensive monthly reporting pack 3 Consistent reporting frameworks 4 Open access to key information 5 Onboarding Activities Provide Proper Oversight While Driving Business Focus for Subsidiaries Source: CorpAcq Management.

21 Robust Financial Reporting Process Implemented Post-Acquisition Standardized onboarding process allowing for reliable monitoring and responsive support for portfolio companies Key Activities • Implementation of reporting frameworks and resource optimization • Investor Director appointed to Board of Directors of acquired company • Business plan development • Review of CapEx projects to scale up the business • Succession planning and management development • Transparent and ongoing communication • Monthly board meetings and management reporting • New customer and end market introductions • Cross selling opportunities • Support R&D and other CapEx initiatives • Management changes and team development • Central support functions through CorpAcq’s corporate structure • Flexibility in establishing best structure to support growth of businesses • Access to support functions previously not available Benefits Clear view on performance and operational autonomy Increased competitiveness Business professionalization Enhanced business operations Targeted support and improved efficiency Back-office support Financial controls and board setup Cross selling and targeted support Detailed planning KPI tracking and governance Source: CorpAcq Management.

22 UK is a Large and Attractive Market Large And Growing Market in the United Kingdom Favorable UK Trends for CorpAcq The United Kingdom market is underpinned by favorable industry trends that provide significant white space for growth ~£2.5tn 2022 GDP 4.5% 2022 – 27E Nominal GDP CAGR 3.7% 2022 Unemployment Rate ~5.6mm Private Businesses(1) SMEs have grown faster than total UK private business turnover(2) 1 2 Acceleration in net migration into the region 3 Strategic investment in infrastructure supported by policies such as “Leveling Up” Source: CorpAcq Management, UK Department for Business and Trade, UK Parliament, IMF World Economic Outlook, The Migration Observatory. (1) As of September 2023. (2) SME defined by CorpAcq as business with 10-249 employees; growth measured from 2012-2022.

23 CorpAcq’s portfolio companies have delivered strong performance across economic cycles Stable “micro-economies” Northern UK-focused local champion Limited effect from Brexit Minimal international trade Insulated against FX movements GBP revenues and costs Resilient, essential end-markets Long history of trading CorpAcq’s Diversified Portfolio Provides Protection Against Macroeconomic Movements Source: CorpAcq Management. 1 2 3 4

24 • Track record of value creation since 2006 • Acquires well-established and profitable companies • Retains brand legacy and teams CorpAcq Overview – Key Takeaways • Portfolio of 42(1) businesses • Diversification helps mitigate risk through cycles • Serves resilient end-markets • Insulated against significant macroeconomic movements • Decentralized and scalable structure • Autonomy for portfolio companies • Standardized onboarding processes • Reliable monitoring and responsive support for portfolio companies • Optimizes revenue upside and back-office functions • Improves operations for portfolio companies Source: CorpAcq Management. Note: (1) As of 12/31/2023. Low-risk strategy to drive profitable growth Well-diversified portfolio Decentralized operating approach and well-established protocols CorpAcq drives top-line and margin improvement

25 3 Acquisition Strategy 03

26 ~17 years(1) Average length of current management teams in place at select subsidiaries ~80%(2) Retained owner managers at acquisition still actively engaged in business ~95%(3) At least one member of underlying management still in place across portfolio post-acquisition CorpAcq’s value proposition differentiates it from trade and strategic buyers, as well as private equity What SME founders want What CorpAcq brings Brand legacy No brand integration Company legacy preserved Tax, estate and succession planning Strong alignment of interest Incentive plans to drive growth Partner to support their journey Professionalization and support Fast scaling of the business Long-term partner No exit horizon Continuity and stability What Makes CorpAcq the “Preferred Buyer”? Source: CorpAcq Management. Note: (1) Based on subset of 22 subsidiaries with available data. (2) As of 12/31/2023; portfolio company is considered to have vendors still in place post-acquisition if one of the original vendors is still engaged in some capacity; measured across all 42 current businesses. (3) As of 12/31/2023; management is considered to be still in place post-acquisition if one of the original managers is still engaged in some capacity; measured across all 42 current businesses.

27 # of companies in CorpAcq’s existing sectors(1,2) >90k Large Total Addressable Market Established Acquisition Strategy ✓ Proprietary sourced, off-market acquisition opportunities ✓ Target strong companies with long trading histories ✓ Leverage strong network of referrals and large broker network ✓ Retain existing management teams ✓ Support strategic direction ✓ Develop high operational efficiency ✓ Reinvest for continued growth Acquisitions Organic Development Reinvest- ment Excellent Execution Review originated targets Stringent selection for diligence Offers Successfully acquired Onboarding Monitoring Phase 1 Phase 2 Tried and Tested M&A Playbook Source: CorpAcq Management, UK Office for National Statistics. Note: (1) As of September 2023. (2) Includes (i) Manufacturing, (ii) Construction, (iii) Wholesale and Retail Trade; Repair of Motor Vehicles and Motorcycles, (iv) Transportation and Storage, (v) Professional, Scientific, and Technical Activities, (vi) Administrative and Support Service Activities; (vii) Other Service Activities.

28 Mature and stable businesses with long trading histories Opportunity to acquire complete ownership or majority stake UK-based companies Ability to achieve 20% annual cash returns on cash invested from Day 1(2) EBITDA in the range of £1mm – £25mm(1) Target EBITDA margin >15% and high cash-generative capabilities CorpAcq’s Key Acquisition Criteria Source: CorpAcq Management. (1) EBITDA target is for a single acquisition with potential for multiple acquisitions in a fiscal year. (2) Represents cash return on cash investment for acquisitions are defined as operating income minus tax, interest, and debt service divided by CorpAcq’s cash investment. Return metrics for target acquisition are based on seven of CorpAcq’s recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results.

29 Acquisition Structure Benefits Acquisition Cost (Mid-Single Digits EV / EBITDA multiple) Entry to public markets can provide the potential for equity-linked compensation to help drive returns Illustrative Sample Acquisition Structure Ability to drive +20%(1) annual cash return on cash investment from Day 1 Status as a “preferred buyer” enables CorpAcq to purchase founder led SMEs for attractive multiples Immediate and growing free cash flow(2) for dividend Potential to add attractive returns on deployed capital Acquisition Funding Sources ~50% ~25% Cash ~25% Debt (at Subsidiary Level) Performance-Linked Deferred Compensation CorpAcq’s Acquisition Structure Focuses on Lowering Risk and Driving Returns Source: CorpAcq Management. Note: (1) Represents cash return on cash investment for acquisitions is defined as operating income minus tax, interest and debt service divided by CorpAcq’s cash investment. Return metrics for target acquisition are based on seven of CorpAcq’s recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results. (2) Free cash flow is defined as cash flow from operations minus net CapEx. See reconciliation in appendix for definition of net CapEx.

30 Confirmatory items and transaction close Target identification Detailed due diligence Approach and initial proposal Term sheet Key Activities • Business position and ability to meet financial criteria • Outside-in view of competitive position • Understanding of founder / management motivation • Tailoring a situation-specific proposal • Valuation and financing structure • Governance and key clauses • Operational, financial and legal due diligence • Support from external advisors as appropriate • Acquisition terms finalized • Board approval and deal completion • Handover to operations team Review Items • Strategic fit within CorpAcq • Ability to generate >20% annual cash return on cash investment from Day 1(1) • Preliminary views on value • Trading history • Competitive position • Management team • Seller’s long-term ambition • Funding requirements • Succession planning • Acquisition structure • Business plan • On-boarding activities • Budget refinement • CorpAcq support activities post-close CorpAcq’s Due Diligence Framework Ensures Strong Cultural Alignment Source: CorpAcq Management. Note: (1) Represents cash return on cash investment for acquisitions are defined as operating income minus tax, interest, and debt service divided by CorpAcq’s cash investment. Return metrics for target acquisition are based on seven of CorpAcq’s recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results.

31 Current Prospects Active Dialogue Advanced Discussion £104mm Adj. EBITDA £39mm Adj. EBITDA 18 companies 10 companies £271mm Adj. EBITDA 55 companies Future Acquisition Pipeline Continues to Expand Source: CorpAcq Management. (1) Pipeline status is as of 12/31/2023 and reflects prospective acquisitions not guaranteed to close or result in EBITDA gains for CorpAcq. Pipeline Breakdown(1) Active Dialogue Overview Average Adj. EBITDA Adj. EBITDA Range Average Adj. EBITDA Margin £6mm £1 – 27mm 20% Average Trading History >35 Years

32 Opportunity Set Over Time Larger UK Opportunities with International Footprint US Expansion UK Core Opportunities Source: CorpAcq Management. Long-Term Opportunity to Scale Up the Model

33 Acquisition Strategy – Key Takeaways • CorpAcq’s value proposition differentiates it from trade and strategic buyers, as well as private equity • Aligned interests leads to high retention of founders and management teams • CorpAcq’s market knowledge and reputation drives high-quality deal flow • Stringent deal criteria allows CorpAcq to achieve consistently strong financial returns • 55 targets in review with a combined EBITDA in excess of £271mm • Long-term opportunity to scale up the model “Preferred Buyer” status Tried and tested M&A playbook Strong current pipeline with multiple white space opportunities Source: CorpAcq Management.

34 4 Select Case Studies 04

35 Business Expansion Portfolio Effect Efficiency Improvement Strategic plan development Bolt-on acquisitions Growth CapEx End-market introduction New customer introductions Company subcontracting within portfolio Up-selling Best-practice sharing Account management Client knowledge Procurement / supplier optimization Back-office administration and optimization Management team changes Contract review Fleet utilization CorpAcq Support Helps Drive Top-Line Growth and Margin Expansion Source: CorpAcq Management.

36 CorpAcq Initiatives The Results 10% EBITDA CAGR(1) From 65% to 80% Improved fleet utilisation(1) Consistent sustainable income and better margins Improved flow of equipment and supplier rebates 11% EBITDA margin increase(1) Carrylift: Driving Profitability Through Targeted Operational Improvements ✓ Replacement of founding family with CorpAcq team ✓ Reduction of overhead through employee optimization ✓ Closure of non-strategic depots ✓ Repositioning of business to long-term contract hire ✓ Implementation of stringent stock control ✓ Improvement of supplier relationship management Source: CorpAcq Management. Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (1) For the period between 2018 and 2022.

37 10% Revenue CAGR(1) Reduced customer concentration Improved accuracy, repeatability and customer demand forecast Channelling capacity towards high-value work Sustainable access to highly-skilled workforce CaviTech: Repositioning for Sustainable, Profitable Growth CorpAcq Initiatives The Results ✓ Development of long-term strategic plan ✓ Diversification in the medical sector ✓ Investment in machine tools and automation ✓ Outsourcing of low-margin work ✓ Increasing focus on developing and nurturing university relationships and apprenticeships Source: CorpAcq Management. Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (1) For the period between 2017 and 2022. Higher quality revenue & profitability stream 10% EBITDA CAGR(1)

38 Cwmtillery Glass: Template Acquisition in a Familiar Industry Acquisition Overview Alignment to CorpAcq Acquisition Criteria ✓ Business: Manufacture and distribution of insulated glass units and toughened glass products for windows and roofs ✓ Origination: Advisor network introduction in November 2020 (while acquisitions were paused due to Covid) Source: CorpAcq Management. (1) LTM as of 6/30/2023. Acquisition Structure Cash 50% Subsidiary-Level Debt 22% Performance-Linked Deferred 28% Ownership Long Trading History Geography LTM EBITDA(1) LTM EBITDA Margin(1) Founder-Owned and Led 24 Years UK-Based £5.6mm ~30% Q1 2022 Due Diligence November 2020 Introduction April 2022 Deal Completed Q4 2021 Engagement Deal activity paused during Covid

39 Heritage Trade Frames: Proprietary Origination Meeting Key Criteria Acquisition Overview Alignment to CorpAcq Acquisition Criteria ✓ Business: Fabricator of PVC, composite doors, and aluminium windows and doors ✓ Origination: Internal proprietary sourcing Source: CorpAcq Management. Acquisition Structure Cash 66% Subsidiary-Level Debt Performance-Linked Deferred 23% Ownership Long Trading History Geography 2023E Run-Rate EBITDA 2023E Run-Rate EBITDA Margin Founder-Owned and Led 34 Years UK-Based £5.4mm ~17% Q2 – Q3 2021 Initial Financial Review & Negotiations Q1 2021 Initial Contact Q1 2023 Resumed Discussions & Reached Agreement July 2023 Financial Due Diligence Q2 2023 Deal Completed 11%

40 055 Financials

41 £351 £478 £478 £561 £638 £739 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E CorpAcq Consistently Grows the Portfolio… CorpAcq has achieved strong overall revenue growth over the last 5 years through organic growth and accretive acquisitions £557 £633 Revenue (UK GAAP) Revenue (IFRS) £729 Businesses at Year End 27 32 32 34 37 42 Revenue(1) (£mm) Source: CorpAcq Management. (1) Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits.

42 - 100 200 300 400 500 600 700 2018 2019 2020 2021 2022 Pre-2018 2018 2019 2021 2022 Cohort(1) % of 2022 Revenue Organic CAGR Since 2018(2) Total Growth Since 2018(3) Pre-2018 44% 5% 19% 2018 36% 3% 8% 2019 15% 5% 11% 2021 2% 2022 3% Revenue(4) by Year Acquired (£mm) …Supported by Positive Growth Across Its Cohorts Average total organic growth CAGR since 2018: ~4% Source: CorpAcq Management. Note: (1) Represents all subsidiaries acquired during that year. (2) Organic growth CAGR measured since 2018 or from first full year in CorpAcq portfolio. (3) Total growth measured since 2018 or from first full year in CorpAcq portfolio. (4) Revenue by cohort measured before intercompany eliminations. Cohorts without 2 full years of financials for organic growth comparisons

43 £54 £67 £65 £92 £101 £118 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Adj. EBITDA(1) (UK GAAP) Adj. EBITDA(1) (IFRS) Adj. EBITDA(1) Margin (UK GAAP) 15% 14% 14% 16% 16% 16% Adj. EBITDA(1) (£mm) CorpAcq Maintains Its Margins While Being Acquisitive £99 £108 £126 Source: CorpAcq Management. Note: Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. (1) Adj. EBITDA definition and reconciliation provided in appendix. Adj. EBITDA 18% 17% 17% (1) Margin (IFRS)

44 0 5,000 10,000 15,000 20,000 25,000 30,000 Margins Are Not Widely Concentrated Acquisition criteria focused on profitable businesses reduces risk 15% 39% 11% 23% Median LTM Revenue 0% 5% 10% 15% 20% 25% Adj. EBITDA(2) Margin Interval Portfolio Margin Allocation (% of LTM Revenue) 12% LTM Adj. EBITDA Margin 18% 30% 5 – 10% 10 – 15% 15 – 20% 20 – 25% >25% Source: CorpAcq Management. Note: Financials based on IFRS audits and measured on a LTM basis as of 6/30/2023. (2) Adj. EBITDA definition and reconciliation provided in appendix.

45 60% 58% 68% 70% 56% 61% 64% 55% 59% 20% 30% 40% 50% 60% 70% 80% FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Historical Adj. EBITDA Less Net CapEx(1) Conversion Rate(2) Decrease in conversion rate in FY2022 due to spending in advance of customer contract wins Compelling Cash Profile Allows For A Capital Returns Story from Inception Conversion Rate (UK GAAP) Conversion Rate (IFRS) FY2018A – FY2023E Average: ~62% Source: CorpAcq Management. Note: Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. Adjusted EBITDA and net CapEx are Non-GAAP measures. See appendix for definition and reconciliation. (1) Net CapEx includes net cash spend for tangible assets and additions of tangible assets funded by hire purchases excluding for one-time CorpAcq Property purchases. (2) Conversion Rate % is Adj. EBITDA – Net CapEx / Adj, EBITDA.

46 FY 2023E (IFRS, mm) Revenue £729 / $938 Adj. EBITDA £126 / $162 Adj. EBITDA Margin ~17% Net CapEx £51 / $66 (1) (2) Source: CorpAcq Management. Note: FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. Assumes USD:GBP exchange ratio of 1.286:1. (1) Adj. EBITDA definition and reconciliation provided in appendix. (2) Net CapEx includes net cash spend for tangible assets and CapEx funded by hire purchases excluding for one-time CorpAcq Property purchases. See appendix for reconciliation. Performance Update: Business Tracking Original FY2023 Guidance

47 £633 £669 £695 £729 FY'22A LTM Jun-23 FY'23E Revenue (£mm) £306 £342 1H'22 1H'23 Highlights Performance Update – Revenue • 1H 2023 organic growth of 9% driven by project ramp-up across the portfolio • Acquisitions contributed 3% to growth from 2022 acquisitions Cwmtillery and Bereco • Expect 15% YoY growth for 2023E Source: CorpAcq Management. Note: 2022 and 1H’23 reported financial information based on IFRS audits. LTM as of 6/30/2023. LTM Jun-23 + 2H’23E contributions from closed acquisitions

48 Performance Update – EBITDA Adj. EBITDA (£mm) & Margin (%) Highlights £108 £116 £120 £126 FY'22A LTM Jun-23 FY'23E LTM Jun-23 + 2H’23E contributions from closed acquisitions £53 £61 1H'22 1H'23 • 1H 2023 organic growth of 11% led by revenue increase and continued operational improvements • Acquisitions contributed 4% to growth from 2022 acquisitions Cwmtillery and Bereco • Expect 16% YoY growth for 2023E Source: CorpAcq Management. Note: 2022 and 1H’23 reported financial information based on IFRS audits. LTM as of 6/30/2023. 17% 18% 17% 17% 17% 17%

49 2018–2022 Average(1) Long Term Targets Total / Organic Revenue Growth 16% / 4% Total / Organic EBITDA Growth 17% / 7% Net CapEx as a % of Revenue (Excludes Acquisition Spend) 6% Net Working Capital(2) as a % of Revenue 3% Long Term Financial Targets Source: CorpAcq Management. Note: (1) 2018 – 2022 averages are based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (2) Net working capital defined as current assets excluding cash less current liabilities excluding short-term debt.

50 Acquisitions Update Acquisitions Completed in 2023 • Founded in 1963 and headquartered in Scotland, UK • Supplier of garden aggregates, render and roughcasting materials to commercial and residential customers • Acquired via Hardroad in June 2023 • Founded in 1973 and headquartered in Carlisle, UK • Provides commercial and industrial refrigeration sales and services to clients across Northern England and Scotland • Acquisition completed in September 2023 • Founded in 1989 and headquartered in Bolton, UK • Designs and manufactures doors, window frames and PVC panels • Serves clients in the northwest of the UK • Acquisition completed in July 2023 • Founded in 1999 and headquartered in Glossop, UK • Provides designing, manufacturing, and maintenance services for trailers, HGV, motorized vehicles, and demountable units • Acquisition completed in June 2023 • Founded in 1998 and headquartered in Sheffield, UK • Provides water tank cleaning services for both commercial and residential customers • Acquired via Qualitech Environment Services in March 2023 Source: CorpAcq Management.

51 FY2023E Incremental Contribution From FY2023E Acquisitons(1,2,4) FY2023E Run Rate Metrics(1) Revenue (£mm) 729 3 6 765 Adj. EBITDA (£mm) 126 6 131 Adj. EBITDA Margin 17% 15% 17% (3,4) (2) (5) Portfolio Companies: 37 (as of January 1st) + 5 (acquired during year) Portfolio Companies: 42 765 131(5) Strong Run-Rate Contribution From Acquisitions Source: CorpAcq Management. Note: FY2023E financials are estimates from CorpAcq Management and are presented on an IFRS basis. (1) Assumes financials as if companies were acquired as of January 1, 2023. (2) Subsidiary-level Adj. EBITDA is measured as net profit before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. Management fees are fixed amounts charged by CorpAcq Limited to its subsidiaries for general corporate services. (3) Adj. EBITDA definition and reconciliation provided in appendix. (4) Revenue and subsidiary-level Adj. EBITDA are based on CorpAcq management estimates. (5) Sum of FY2023E Adj. EBITDA for CorpAcq and incremental subsidiary-level Adj. EBITDA from 2023 acquisitions. (4)

52 M&A h Strong Balance Sheet Capital Returns h h • Low-risk strategy to acquire mature, stable, and profitable SMEs • Aim to acquire at least ~£20mm of EBITDA per year • Average acquisition structure only funded with ~50% cash/debt from CorpAcq • Current Net Debt to Run-Rate EBITDA ratio of <3.0x with post-transaction(1) target of ~1.5-2.0x • Preferred shares to be taken out in full at transaction close(1) • Assumes at least $129mm (£100mm) of cash to balance sheet to come from SPAC proceeds(1) • Plan to pay a regular dividend with an initial ~4% yield(1) at current valuation • Target growth in annual dividend to be aligned with 50% of increase in FCF • Immediate cash returns from acquisitions will add to future returns of capital Balanced capital allocation resulting in long-term growth in cash flow per share Capital Allocation Priorities Source: CorpAcq Management. Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) Assumes no additional redemptions from cash in trust and subtracting from fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet; actual available amount for secondary proceeds may vary depending on the amount of redemptions.

53 6 Transaction 06 Details

54 Key Next Steps to Close Events • Re-List on Nasdaq • F-4 Effective Date and Proxy Mailing • Extension Redemption Date • Extension Approval • Stockholder Redemption Date • Stockholder Approval and Transaction Close Note: Timing of events subject to change

55 Cash in Trust $606mm Illustrative Transaction Sources and Uses Sources Source: CorpAcq Management. Note: Financials based on IFRS audits. Assumes USD:GBP exchange ratio of 1.286:1. Debt balances as of 6/30/2023, adjusted for recently completed acquisitions since June 30, 2023. (1) CVII cash-in-trust was US $606mm as of August 31, 2023. (2) Assumes no additional redemptions. (3) Based on $171mm principal balance as of 8/31/2023 and includes ~$36mm of costs related to the early redemption of the preferred; subject to change. (4) Excludes taxes. (5) Use of proceeds includes adding at least $129mm cash to CorpAcq balance sheet as long as the minimum cash condition for $350mm proceeds net of fees and expenses is satisfied (6) Actual available amount for secondary proceeds will vary depending on the amount of redemptions. (7) Assumes CorpAcq HoldCo elects to receive $129mm in cash consideration under the merger agreement. $mm Uses Total Preferred Redemption Cost $207 (3) 1 Estimated Fees & Other Expenses(4) 2 $59 Minimum Cash to CorpAcq Balance Sheet(5) 3 $129 (Minimum cash before secondary proceeds) $212 (Illustrative Preferred Path) $129 $212 Maximum Secondary Proceeds(6) 4 (1,2) Proposed Transaction Overview (7)

56 Illustrative Post-Money Valuation at Announcement Source: CorpAcq Management. Note: Financials based on IFRS audits. Assumes USD:GBP exchange ratio of 1.286:1. Debt balances as of 6/30/2023, adjusted for recently completed acquisitions since June 30, 2023. Transaction overview reflects minimum cash to balance sheet before secondary proceeds of $129mm. (1) Assumes 13.5mm founder shares forfeited and excludes the impact of 8.1mm and 4.7mm founder shares that are unvested at close and subject to vesting if share price remains at or above $11.50 per share and $15.00 per share, respectively, for 15 of 60 days. Excludes warrants and potential earn-in shares. (2) Pro forma cash balance assumes $63mm as of June 30, 2023 plus cash from trust after subtracting from fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet; assumes no additional redemptions. (3) Non-Controlling interest is the estimated cost to acquire any outstanding minority interests of its subsidiaries based on contractual agreements (i.e. “Gross obligation under put option”). (4) Transaction closing is subject to a minimum cash closing condition. Transaction Highlights (+) Pro Forma Debt $520 (–) Pro Forma Cash ($192) (2) (+) Non-Controlling Interest $116 (3) Post-Money Enterprise Value $1,699 Post-Money Equity Value $1,254 (1) Pro forma enterprise value of $1,699mm h Excess cash to balance sheet expected to help fund future acquisitions h Transaction expected to close in Q1 2024(4) h Proposed Transaction Overview (Cont’d) Pro Forma Valuation 2023E Adj EBITDA (GBP) £126 (x) USD:GBP Conversion Rate 1.286 2023E Adj EBITDA (USD) $162 TEV / 2023E Adj. EBITDA 10.5x

57 Term Loan Facility £200mm(1) Acquisition Facility £100mm flexible capacity Maturity January 2028 Pricing SONIA + 5.25 – 6.50%(2) New Facility Terms • New term loan to replace existing facility with Alcentra set to mature in June 2024 • Provides flexibility to pay up to £100mm with transaction proceeds at no cost and re-drawable • Provides additional £100mm committed capacity to fund future acquisitions • Lowers current cost of existing debt and cost of funding for future acquisitions Recent Refinancing Provides New Runway for Growth Source: CorpAcq Management. (1) Up to £100mm payable at par from SPAC proceeds. (2) Margin grid of 5.25% - 6.50% subject to net leverage ratio; 5.75% margin is based on pro forma leverage assuming no further redemptions.

58 Illustrative Pro Forma Capitalization (£mm) Current(3) Pro Forma(7,8) (Illustrative Preferred Path) Pro Forma(7,8) (Minimum Cash Before Secondary Proceeds) Debt: Revolving Credit Facility - - - Existing Term Loan(1) 200 - - Total Other Debt(2) 196 196 196 New Term Loan Facility - 200 200 Total Debt(3) 396 396 396 (+) Debt for Acquisitions since June 2023(4) 8 8 8 Adjusted Total Debt(5) 405 405 405 (-) Cash(3) (49) (213) (149) Adjusted Net Debt(6) 356 192 256 Assumes no additional redemptions Source: CorpAcq Management. Note: Financials based on IFRS audits. FY2023E financials are estimates from CorpAcq Management. (1) Reflects term loan face value. (2) Includes all interest-bearing loans, excluding preference shares and Alcentra term loan, as well as deferred consideration and lease liabilities. (3) Current balances are as of 6/30/2023. (4) Management estimate for debt includes recently completed acquisitions since 6/30/2023. (5) Adjusted total debt is debt balance as of 6/30/2023 plus any debt for acquisitions completed since 6/30/2023. (6) Adjusted net debt is adjusted total debt less cash balance as of 6/30/2023. (7) Pro Forma balances assume no additional redemptions from cash in trust and subtracting from fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet; actual available amount for secondary proceeds may vary depending on the amount of redemptions. (8) Assumes CorpAcq HoldCo elects to receive $129mm in cash consideration under the merger agreement. Pro Forma scenarios based upon total cash to balance sheet and secondary proceeds: ➢ Illustrative Preferred Path: Only $129mm(8) (£100mm) secondary proceeds, if available ➢ Minimum Cash Before Secondary Proceeds: $129mm (£100mm) cash to balance sheet Capital Structure Overview

59 2.8x 1.5x 2.0x Current Net Leverage Pro Forma Net Leverage Net Leverage(1) Based on FY2023E Adj. EBITDA(2) Assumes no additional redemptions (3) (4) Net Leverage Overview Transaction allows CorpAcq to reduce Net Leverage with significant cash added to balance sheet • Repayment of existing preferred and term loan facility as part of transaction • Capital structure at close positions CorpAcq favorably to continue to pursue future attractive acquisition targets and expand its reach • Pro forma Net Leverage reduced from 2.8x to 1.5x / 2.0x(4) based on FY2023E Adj. EBITDA of £126mm Source: CorpAcq Management. Note: Financials based on IFRS audits. (1) Net Leverage is calculated as Adjusted Net Debt / FY2023E Adj. EBITDA. (2) Adj. EBITDA definition and reconciliation provided in appendix. (3) Current balances are as of 6/30/2023. (4) Pro Forma balances assume no additional redemptions from cash in trust and subtracting from fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet; actual available amount for secondary proceeds may vary depending on the amount of redemptions.

60 CorpAcq vs. Key Public Peers (3) (1) (2) (5) Primary End-Markets Diversified Industrials P P P P P P Trade P Life Sciences P P P Other P P P P Key Geographies UK Nordics, DACH, UK Global (>30 Countries) Global (>30 Countries) North America, Europe, Australia Europe, Asia, North America M&A Approach # of Portfolio Companies 4 2 156 238 211 142 3 9 # of Acquisitions Per Year ~3 ~10 ~15 ~10 ~10 ~5 Target Business Size ~$1-30mm EBITDA ~$5-15mm Revenue / ~$1-3mm EBITA ~$5-15mm Revenue / ~$1-3mm EBITA ~$1-40mm Revenue ~$1-35mm Revenue / ~$1-7mm EBIT ~$5-65mm Revenue / ~$1-7mm EBIT Financial Metrics Equity Value ($mm) $1,254 $5,317 $8,413 $10,631 $5,338 $1,033 3Y EPS CAGR ('19 - '22) 20.1% 19.6% 21.7% 22.7% 15.3% 9.9% LTM ROIC 15.9% 18.9% 14.8% 15.0% 15.2% 10.5% LTM Dividend Yield Dividend to commence at close 1.3% nm nm 1.9% nm TEV / FY2023E EBITDA 10.5x 19.5x 17.1x 19.2x 16.4x 10.4x TEV / FY2024E EBITDA NA 18.4x 17.1x 19.6x 15.0x 9.9x (4) Closest comparable companies have slightly different acquisition strategies based on industry, value-add, and multiples paid, but execution is a key factor Market Leadership Analysis – Key Comparable Companies Deep Dive Source: Company filings and websites; market prices as of 1/19/2024. Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) As of 8/31/2023. (2) Reflects CorpAcq post-money equity value at announcement. Assumes no additional redemptions from cash in trust and redemption of CorpAcq preferred and up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet. Excludes any shares subject to price vesting thresholds. (3) Reflects net income CAGR based on UK GAAP audits (adjusted for non-controlling interest) rather than EPS. (4) See appendix for reconciliation of LTM ROIC. (5) 2023E EBITDA is an estimate from CorpAcq Management based on IFRS audits.

61 Sales Growth EBITDA Growth EPS CAGR EBITDA Margin Net Debt / EBITDA ROIC FY2018 - FY2022 FY2018 - FY2022 3-Year(1) LTM(2) LTM(2) LTM(2) 16% 17% 20% 17% 3.1x / 2.2x 16% 17% 26% 20% 16% 1.5x 19% 13% 19% 22% 18% 1.6x 15% 16% 21% 23% 25% 1.3x 15% 20% 25% 15% 22% 0.9x 15% 7% 9% 10% 19% 1.8x 11% 15% 20% 18% 20% 1.4x 15% Comparables Average (3) (4) (5) (6) Deep comparable universe creates a compelling starting point for CorpAcq’s entrance into the public markets Market Leadership Analysis – Key Financial Metrics Source: CorpAcq Management, FactSet market data as of 1/19/2024. Note: (1) Period of FY2019 – FY2022. (2) LTM figures as of 6/30/2023. (3) Reflects net income CAGR (adjusted for non-controlling interest) rather than EPS. CorpAcq figures based on UK GAAP audits and have not been audited in accordance with PCAOB standards. (4) CorpAcq 2022 EBITDA margin based on IFRS audits. (5) CorpAcq Net Debt / EBITDA based on IFRS audits. 2.2x reflects pro forma net balance assuming no additional redemptions and after subtracting from fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet. (6) ROIC for CorpAcq is based on IFRS audits and is calculated as Adjusted Net Operating Profit After Taxes / Total Invested Capital; reconciliation provided in appendix.

62 10.0x 19.5x 19.2x 17.1x 16.4x 10.4x 14.8x 10.8x 10.5x 10.6x NA 19.6x 18.4x 17.1x 15.0x 9.9x 13.2x 10.2x 10.1x Total Enterprise Value / FY2023E EBITDA(1,2) Total Enterprise Value / FY2024E EBITDA(1,2) European Compounders US Diversified Industrials Average: 16.5x Average: 12.1x Average: 16.0x Average: 11.2x (3) 2023E Run-Rate Adj. EBITDA(1) Attractive Entry Valuation – Discount to Other Acquisitive Companies Source: FactSet market data as of 1/19/2024. Note: (1) Metrics reflect non-GAAP financial measures. (2) Enterprise Value is based on fully diluted shares outstanding. (3) 2023E Adj. EBITDA is an estimate from CorpAcq Management based on IFRS audits.

63 Differentiated opportunity to own a platform composed of UK SMEs with a proven acquisition model that generates high risk-adjusted cash returns supported by mature, stable businesses 1 Experienced management team that has executed and proven CorpAcq’s repeatable and scalable acquisition strategy 2 Attractive and successful SME acquisition strategy that can be augmented with a public currency to move into even deeper acquisition markets such as the US 3 Diversified portfolio of 42(1) UK businesses serving various end-markets with proven resilience to economic cycles such as Brexit and Covid challenges 4 Profitable with strong top-line growth potential and cash flow generation allows for enhanced acquisition pace and dividend payouts to cultivate investor base 5 Attractive entry valuation for investors sets CorpAcq up for potential expansion as execution of strategy prevails and dividends grow 6 Opportunity to own an attractive and differentiated investment / acquisition platform that provides a compelling combination of top-line growth and profitability CorpAcq’s Compelling Public Investment Thesis Source: CorpAcq Management. Note: (1) As of 12/31/2023.

64 077 Appendix

65 Revenue Growth Over Time (USD) Source: CorpAcq Management. Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. $451 $615 $615 $722 $820 $951 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E $717 $814 Revenue (UK GAAP) Revenue (IFRS) $938 Businesses at Year End 27 32 32 34 37 42 Revenue(1) ($mm)

66 Adj. EBITDA Growth Over Time (USD) Source: CorpAcq Management. Note: Financial information prior to 2021 is based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Financial information beginning in 2021 is presented based on both UK GAAP and IFRS audits. (1) Adj. EBITDA definition and reconciliation provided in appendix. $70 $86 $84 $118 $129 $152 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Adj. EBITDA(1) (UK GAAP) Adj. EBITDA(1) (IFRS) Adj. EBITDA(1) ($mm) $127 $139 $162 Adj. EBITDA(1) Margin (UK GAAP) 15% 14% 14% 16% 16% 16% Adj. EBITDA 18% 17% 17% (1) Margin (IFRS)

67 Commentary EBITDA Adjustments Overview (UK GAAP) £mm 1 2 FY2018A FY2019A FY2020A FY2021A FY2022A LTM 6/30 FY2023E Revenue 351 478 478 561 638 671 739 Net Income 1 9 0 17 20 22 26 Net Income Margin(1) 0% 2% 0% 3% 3% 3% 4% Interest Expense 22 26 26 25 28 35 39 Tax Expense 4 4 4 11 7 6 8 Other Adjustments (0) (3) (0) - (2) (2) - Depreciation & Amortization 27 31 34 38 42 45 45 EBITDA 54 67 64 91 96 107 118 Non-core professional fees - - - - 2 - - Non-core capital raise costs - - - - 2 - - Share-based compensation - - 1 1 1 1 - Adjusted EBITDA(2) 54 67 65 92 101 108 118 Adjusted EBITDA Margin(3) 15% 14% 14% 16% 16% 16% 16% 3 1 2 3 Transaction costs associated with equity capitalization One-time performance expense associated with equity capitalization Deferred consideration payments paid in shares Reconciliation of Non-GAAP Financials Source: CorpAcq Management Note: Financial information based on UK GAAP audits and has not been audited in accordance with PCAOB standards. LTM as of 6/30/2023. FY2023E financials are estimates from CorpAcq Management. (1) Net income margin is defined as net income / revenue. (2) Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adding back any one-time costs related to previous capital raises and share-based deferred compensation. (3) Adjusted EBITDA Margin is defined as Adj. EBITDA / revenue.

68 FY2021A FY2022A LTM 6/30 FY2023E Revenue 557 633 669 729 Net Income 5 (2) (5) 7 Net Income Margin(1) 1% NA NA 1% Interest Expense 44 54 63 64 Tax Expense 11 7 8 8 Other Adjustments - - - - Depreciation & Amortization 38 43 45 47 EBITDA 98 102 111 126 Non-core professional fees - 2 - - Non-core capital raise costs - 2 - - Share-based compensation 1 2 5 - Adjusted EBITDA(2) 99 108 116 126 Adjusted EBITDA Margin(3) 18% 17% 17% 17% 1 2 3 Reconciliation of Non-GAAP Financials Commentary EBITDA Adjustments Overview (IFRS) 1 2 3 Transaction costs associated with equity capitalization One-time performance expense associated with equity capitalization Deferred consideration payments paid in shares Source: CorpAcq Management. Note: Financial information based on IFRS audits. FY2023E financials are estimates from CorpAcq Management. LTM as of 6/30/2023. (1) Net income margin is defined as net income / revenue. (2) Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adding back any one-time costs related to previous capital raises and share-based deferred compensation. (3) Adjusted EBITDA Margin is defined as Adj. EBITDA / revenue. £mm

69 1H'22 1H'23 Revenue 306 342 Net Income 3 (0) Net Income Margin(1) 1% 0% Interest Expense 23 31 Tax Expense 2 3 Other Adjustments - - Depreciation & Amortization 20 23 EBITDA 48 57 Non-core professional fees 2 - Non-core capital raise costs 2 - Share-based compensation 1 4 Adjusted EBITDA(2) 53 61 Adjusted EBITDA Margin(3) 17% 18% 1 2 3 Half-Year Reconciliation of Non-GAAP Financials Commentary EBITDA Adjustments Overview (IFRS) 1 2 3 Transaction costs associated with equity capitalization One-time performance expense associated with equity capitalization Deferred consideration payments paid in shares Source: CorpAcq Management. Note: Financial information based on IFRS audits. FY2023E financials are estimates from CorpAcq Management. LTM as of 6/30/2023. (1) Net income margin is defined as net income / revenue. (2) Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adding back any one-time costs related to previous capital raises and share-based deferred compensation. (3) Adjusted EBITDA Margin is defined as Adj. EBITDA / revenue. £mm

70 FY2018A FY2019A FY2020A FY2021A FY2022A LTM 6/30 FY2023E Payments for PP&E 31 45 31 42 48 54 47 (-) Proceeds from Sale of PP&E (15) (20) (17) (21) (19) (23) (25) (+) Additions - Hire Purchase(1) 6 9 7 13 15 19 24 (-) One-Time Property Purchases - (5) - (6) - - - Net CapEx 22 28 21 28 44 51 47 CapEx Calculations (UK GAAP) CapEx Calculations (IFRS) FY2021A FY2022A LTM 6/30 FY2023E Payments for PP&E 42 48 53 51 (-) Proceeds from Sale of PP&E (25) (26) (29) (27) (+) Lease Liabilities 24 27 30 28 (-) One-Time Property Purchases (6) - - - Net CapEx 35 49 54 51 Reconciliation of Non-GAAP Financials (Cont’d) Source: CorpAcq Management. Note: Financial information is based on UK GAAP audits has not been audited in accordance with PCAOB standards. FY2023E financials are estimates from CorpAcq Management. LTM as of 6/30/2023. (1) Additions – Hire Purchase are non-cash additions of tangible assets funded by finance leases. £mm

71 ROIC Calculations (IFRS) FY2021A FY2022A LTM 6/30 EBIT 6 0 6 0 6 6 (+) Amortization 4 5 5 EBITA 6 4 6 4 7 1 (+) One-Time Costs 1 6 5 Adj. EBITA 6 5 7 0 7 6 Tax Rate 22% 20% 20% Adj. NOPAT 5 1 5 6 6 1 Shareholders Equity (10) (97) (95) (+) LT Debt 330 384 238 (+) ST Debt 6 1 136 288 (-) Cash (50) (60) (49) Invested Capital 331 363 382 Adjusted ROIC 15% 15% 16% Reconciliation of Non-GAAP Financials (Cont’d) Source: CorpAcq Management. Note: Financial information based on IFRS audits. £mm

72 Share Price Public Shares(1) Total Shares Outstanding Public Shares as % of Total CorpAcq Shares as % of Total $10.00 58.0 125.4 46.3% 47.2% $12.00 59.2 135.9 43.5% 44.1% $14.00 62.9 143.6 43.8% 43.1% $16.00 65.8 167.7 39.2% 45.9% $18.00 68.0 172.2 39.5% 45.4% Shares: • Includes 58.0mm public IPO shares • Includes 72.8mm shares issued to CorpAcq shareholders • 13.5mm shares vest if the share price exceeds $15.00 • Includes 21.0mm founder shares • 8.1mm shares re-vest if share price exceeds $11.50 and 4.7mm re-vest if share price exceeds $15.00 Warrants: • Includes 27.6mm public warrants issued in connection with IPO • Strike price of $11.50 / share and forced redemption price of $18.00 / share • Includes 15.0mm private placement warrants issued to CorpAcq shareholders • Strike price of $11.50 / share; no forced redemption • Includes 14.0mm private placement warrants purchased by the sponsor • Strike price of $11.50 / share; no forced redemption Summary of Shares Outstanding at Various Prices Source: CorpAcq Management. Note: (1) Assumes no further redemptions and includes public warrants net on a treasury stock method.

73 Unless the context otherwise requires, all reference in this subsection to the “Company,” “CorpAcq,” “we,” “us” or “our” refer to CorpAcq Limited and its subsidiaries and CorpAcq Group Plc. The risks presented below are some of the general risks to the business and operations of CorpAcq, Churchill and CorpAcq Group Plc following the consummation of the proposed transaction (the “Post-Combination Company”) and are not exhaustive. The list below is qualified in its entirety by disclosures that will be contained in the future filings by CorpAcq, CorpAcq Group Plc, Churchill, each of their respective affiliates or by third parties with SEC, including the Registration Statement and Annual Reports and Quarterly Reports filed by Churchill with the SEC on Forms 10-K and 10-Q respectively, and any other documents filed in connection with the proposed transaction. The risks presented in such filings may differ significantly from and may be more extensive than those presented below. The list below is not exhaustive, and you are encouraged to perform your own investigation with respect to the business, financial condition and prospects of CorpAcq. You should carefully consider the following risk factors in addition to the information included in this presentation. CorpAcq may face additional risks and uncertainties that are not presently known to it or that it currently deems immaterial, which may also impair CorpAcq’s business or its financial condition. These risks speak only as of the date of this presentation, and neither the Company nor Churchill undertake any obligation to update the disclosure contained herein. In making any investment decision, you should rely solely upon independent investigation made by you. You acknowledge that you are not relying upon, and have not relied upon, any of the summary of risks or any other statement, representation or warranty made by any person or entity other than the statements, representations and warranties of the Company and Churchill explicitly contained in any definitive agreement you enter into. You acknowledge that you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and you have sought such accounting, legal and tax advice from your own advisors as you have considered necessary to make an informed decision. Risks Related to the Company’s Business and Industry • We are subject to risks relating to economic disruptions, decreased market demand and other macroeconomic factors that are beyond our control. • There are risks to our acquisition strategy, and there are no guarantees that we will be able to carry out acquisitions as planned, or with favorable conditions or at all. • The acquisitions and investments we conduct could be unsuccessful or consume significant resources, which could adversely affect our operating results. • CorpAcq's ability to continue as a going concern depends in part on obtaining sufficient funding to finance its operations. In addition, CorpAcq’s audited financial statements for the fiscal year ended December 31, 2022 include an opinion from CorpAcq’s auditors regarding the substantial doubt about CorpAcq’s ability to continue as a going concern, due to obligations under CorpAcq’s existing credit facility. • Following the consummation of the proposed transaction, the Post-Combination Company will be a holding company and will depend on the cash flows from the subsidiaries to pay dividends. • Certain of CorpAcq's subsidiaries are not wholly owned which means that CorpAcq and its group of companies may not always be able to unilaterally control shareholder decisions taken in respect of such subsidiaries. • CorpAcq and its subsidiaries are subject to increasing risks arising from climate change, environmental considerations and broader ESG, together with the requirement to comply with and associated costs of increased regulation or changes in regulatory regimes. • We are subject to risks relating to due diligence of our acquisition targets, which may not identify all material risks relating to their businesses, and we may not realize the expected benefits of such arrangements. • Competition for suitable acquisition targets may lead us to not being able to carry out future acquisitions at a reasonable cost or at all, which could adversely affect our operating results. • Our growth and expansion strategy may not materialize as planned or at all. • If the Post-Combination Company fails to comply or lacks the appropriate internal controls, it could be subject to sanctions or investigations by the Commission or other regulatory authorities. • We are dependent on cash flows from our portfolio companies. • Many of our portfolio companies operate in sectors that are vulnerable to competition, and failure of our portfolio companies to adequately compete in their respective industries could have an adverse effect on our results of operations. • We are a decentralized company and place significant decision-making authority, including decisions regarding operations, governance and finances, with our subsidiaries’ management, which presents certain risks, and we may not always have visibility into or control over such decisions. • We are subject to risks relating to partly owned portfolio companies. • We are subject to risks relating to our information technology systems, financial accounting and other data processing systems, such as cybersecurity risks and risks related to data privacy. • We are subject to risks relating to third-party suppliers, customers, contractors and subcontractors. • We and our portfolio companies are subject to risks relating to increased prices of raw materials and disrupted supply chains, which may result in our portfolio companies being unable to purchase necessary materials at a reasonable price or at all, and may cause our portfolio companies to raise end consumer prices of any produces or services. • Our insurance coverage, including any insurance coverage held by our portfolio companies, may not cover all potential losses and there are no guarantees that we or our portfolio companies can retain such insurance coverage at a reasonable cost or at all. • Potential divestments of our portfolio companies may give rise to us becoming subject to additional risks and costs. Selected Risk Factors

74 • We and our portfolio companies could be subject to increased regulation or changes in regulatory regimes which will impact our financial performance. • The industries we serve can be seasonal, cyclical and affected by weather conditions, the combined effects of which can adversely impact our results of operations. • A portion of our future growth is based on the ability and willingness of public and private entities to invest in infrastructure. • Our business will be adversely affected if we are unable to protect our intellectual property rights from unauthorized use or infringement by third parties. • Our operating and financial results forecast relies in large part on assumptions and analyses that we have developed. If these assumptions or analyses prove to be incorrect, our actual operating and financial results may be significantly below our forecasts. • Our business strategy is predicated on maintaining our current acquisition pipeline. Failure to maintain this pipeline, or if acquisitions are different than we've predicted, our financial results may materially differ from our forecasted results. Risks Related to the Company’s Employees and Human Resources • There are no guarantees that we are able to retain and recruit key personnel, including our senior management, and other employees to meet current or future needs at all or at a reasonable cost. • There are no guarantees that our portfolio companies will be able to retain and recruit key personnel, including senior management, and other employees to meet current or future needs at all or at a reasonable cost. • We and our portfolio companies are subject to risks relating to workspace accidents, investigations and claims for compensation as a consequence of compliance deficiencies. We may also be subject to disruptions in the business due to work stoppage and strikes. • Misconduct by our employees, subcontractors or partners or our overall failure to comply with laws or regulations could harm our reputation, damage our relationships with customers, reduce our revenue and profits, and subject us to criminal and civil enforcement actions. Risks Related to Litigation and Regulation • We are subject to evolving laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon our operations, and any failure to comply with these laws and regulations, including as they evolve, could result in litigation and substantially harm our business and results of operations. • We are subject to risks relating to disputes and other legal proceedings that may be time consuming and costly. • If we fail in complying with applicable data protection regulations, such as the UK GDPR, our compliance costs may increase and in the event of compliance deficiencies, we may become subject to significant fines and liable for damages. Risks Related to Indebtedness and Financing Transactions • We are subject to financing risks. There are no guarantees that we can meet our financing needs for our operations and future investments at a reasonable cost or at all. • We will require a significant amount of cash to service our debt and our ability to generate cash depends on many factors beyond our control and any failure to meet our debt service obligations could materially adversely affect our business, results of operations and financial condition. • We are subject to risks relating to increased interest rates and any adverse developments in the credit markets. • Our failure to comply with the agreements relating to our outstanding indebtedness, including as a result of events beyond our control, could result in an event of default that could materially adversely affect our business, results of operations and financial condition. • Our debt financing could adversely affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industry and prevent us from meeting our obligations. Risks Related to Tax • We may be treated as a U.S. corporation for U.S. federal income tax purposes. • U.S. holders of Churchill will be subject to U.S. federal income tax on any gain (but not loss) resulting from the Merger without the corresponding receipt of cash. • The issuance or transfer of Post-Combination Company securities into DTC may be subject to stamp duty or stamp duty reserve tax in the UK, which would result in additional expenses incurred in connection with the consummation of the proposed transaction. • Unanticipated tax laws or any changes in tax rates or in the application of the existing tax laws to us may adversely impact our results of operations. Selected Risk Factors

75 Risks Related to Churchill • Churchill's public shareholders will experience dilution as a consequence of the issuance of Post-Combination Company securities as consideration in the proposed transaction and may experience dilution from several additional sources in connection with and after the closing of the proposed transaction. Having a minority share position may reduce the influence that Churchill's public stockholders have on the management of the Post-Combination Company. • The estimated net cash per share of Churchill's class A common stock that will be contributed to the combined company in the proposed transaction is less than the redemption price. Accordingly, Churchill's public stockholders who do not exercise redemption rights will receive Post-Combination Company securities that may have a value less than the amount they would receive upon exercise of their redemption rights. Further, the shares of most companies that have recently completed business combinations between a special purpose acquisition company and an operating company have traded at prices below $10.00 per share. Accordingly, Churchill's public stockholders who do not exercise redemption rights may hold securities that never obtain a value equal to or exceeding the per share value of Churchill's trust account. • Churchill Sponsor VII LLC, Churchill and their respective directors or officers or affiliates may purchase shares from Churchill's public stockholders, which could reduce the number of shares of Churchill's class A common stock that may be redeemed in connection with the special meeting or shareholders, which may reduce the public "float" of Churchill's class A common stock (or, following the closing of the proposed transaction, the Post-Combination Company ordinary A1 shares). • There can be no assurance that Churchill will be able to consummate the proposed transaction or another initial business combination by February 17, 2024, in which case Churchill will cease all operations except for the purpose of winding up and would redeem Churchill's class A common stock and liquidate, in which case Churchill's public stockholders would only receive approximately $10.00 per share, or less than such amount in certain circumstances. • The exercise price for Churchill's public warrants and Post-Combination Company class C-1 shares is higher than in many similar blank check company offerings in the past, and, accordingly, the Churchill's public warrants and Post-Combination Company class C-1 shares are more likely to expire worthless. Risks Related to the Post-Combination Company Following the Proposed Transaction • If the proposed transaction’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the Post-Combination Company’s securities may decline. • Investors will experience dilution as a result of the issuance of equity securities in the Post-Combination Company as consideration in the potential transaction and may experience dilution from additional sources in connection with and following the proposed transaction, including upon exercise of certain equity securities of the Post-Combination Company • The Post-Combination Company’s management team will have limited experience managing a public company. • The Company and Churchill expect to incur significant transaction costs in connection with the proposed transaction. Whether or not the proposed transaction is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by the Post-Combination Company. • The requirements of being a public company may strain the Post-Combination Company’s resources and distract its management, which could make it difficult to manage its business. • Following the proposed transaction, the Post-Combination Company will be a holding company and will depend on the cash flows from the subsidiaries to pay dividends. • The Company has identified material weaknesses in its internal control over financial reporting. If the Company and the Post-Combination Company are unable to remediate these material weaknesses or identify additional material weaknesses, it could lead to errors in the Post-Combination Company's financial reporting, which could adversely affect the Post-Combination Company's business and the market price of the Post-Combination securities. Selected Risk Factors